---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]




                                 Patriot Global
                                 Dividend Fund


                                 JULY 31, 2000


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                             FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                             Bankers Trust Company
                                4 Albany Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                        Boston, Massachusetts 02116-5022

                   Listed New York Stock Exchange Symbol: PGD
                           For Shareholder Assistance
                                Refer to Page 15
                 ------------------------------------------------


===================================CEO CORNER===================================

After four years of spectacular returns, the stock market succumbed in the first seven months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to-negative results for the three main stock-market indexes through July. Many bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================


             By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                              Global Dividend Fund

          Utility stocks rebound in second half of Fund's fiscal year,
          ------------------------------------------------------------
                           while preferreds languish
                           -------------------------


After suffering through a dismal 1999, utility common stocks, which make up about one third of the Fund, have done quite well so far in 2000. This dramatic turnaround can be explained by a host of good tidings. First, utilities are among a few stock-market sectors that pay handsome dividends, which have resulted in yields that are quite high from a historical perspective. Second, utilities began to shed their traditional reputation as being supersensitive to interest-rate changes. In fact, most utilities no longer need to borrow large amounts to fund the building of new generating capacity. Third, some investors began to embrace the notion that deregulation is unlocking value for many utilities. Fourth, weary investors were seeking safer haven from the volatility that has marked the tech sector - and even some blue-chip stocks. Fifth, many utility stocks were considered bargains after years of underperforming the stock market overall. Finally, second quarter 2000 earnings - most of which were announced in July - proved much better than expected, thanks to cost cutting and merger savings, stock buybacks and higher usage of electricity and natural gas. By the end of July, the Dow Jones Utility Average was nearing its all-time high.

         In contrast to utility common stocks, preferred stocks remained under pressure during most of the last 12 months, as worries about inflation and a string of interest-rate hikes muted returns. In fact, the preferred category was one

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Global Dividend Fund. Caption below reads "Fund management team members (l-r): Mark Maloney, Beverly Cleathero and Gregory Phelps ."]
--------------------------------------------------------------------------------

"...worries about inflation and a string of interest-rate hikes muted returns."

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


"...strong individual performers during the period, especially among utility common stocks."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 3%, Short-Term Investments & Other 7%, Preferred Stock Utilities 16%, Common Stock Utilities 36% and Banks & Financials 38%. A note below the chart reads "As a percentage of net assets on July 31, 2000."]
--------------------------------------------------------------------------------

of the worst-performing sectors of the fixed-income universe. Because of their high, mostly fixed, dividends, preferred stocks tend to be quite sensitive to interest-rate movements. In an effort to put the brakes on the robust U.S. economy's growth and a sky-high stock market, the Federal Reserve made five short-term interest rate increases during the past 12 months. The most recent rate hike was a half-percentage-point increase in May, the largest rate hike in five years. As short-term interest rates soared, preferred stock prices moved lower. Although June brought more uncertainty over whether the Fed would raise interest rates, it didn't do so and preferreds perked up a bit through the end of July, as investors opportunistically looked to them for their bargain prices and high yields. Within the preferred market, preferred stocks eligible for the dividends-received deduction (DRD), which

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is KeySpan Corp. followed by an up arrow with the phrase "Planned merger generates excitement." The second listing is LG&E Energy Corp. followed by an up arrow with the phrase "Acquisition target." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

offer distinct advantages to corporate investors, lagged their non-DRD-eligible counterparts. The latter benefited from stronger demand from investors looking for cheaper alternatives to corporate bonds.

Performance review

The Fund's second-half performance was significantly boosted by the rebound in utility common stocks, but it was not enough to erase the losses suffered all year by preferred stocks, which made up about two thirds of John Hancock Patriot Global Dividend Fund. For the 12 months ended July 31, 2000, the Fund posted a total return of -0.96% at net asset value. During the same period, the 30-year U.S. Treasury bond returned 7.69%, as a shrinking supply pushed up demand and prices. In the same period, the Dow Jones Utility Average - which tracks the performance of 15 electric and natural gas companies - returned 7.50%.

Utility commons stand out

Although the Fund's overall result was disappointing for the year, we had some strong individual performers during the period, especially among utility common stocks. Electric utility company LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen. Potomac Electric Power was another good performer, thanks to the company's sale of its power-generating assets, the growth of its fiber-optic business and its stock buy-back plan. KeySpan Corporation was another strong performer, thanks to its planned merger with Eastern Enterprises, which will make the company one of the largest gas distribution utilities in the United States. Furthermore, the company enjoyed improved profitability. In contrast, Western Resources

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended July 31, 2000." The chart is scaled in increments of 2% with -2% at the bottom and 8% at the top. The first bar represents the -0.96% total return for John Hancock Patriot Global Dividend Fund. The second bar represents the 7.69% total return for 30-Year Treasury Bond. The third bar represents the 7.50% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded in response.

         Most of our preferreds were lackluster, in line with the preferred market as a whole. But there were a couple of bright spots, particularly among our non-DRD preferred holdings. One was Telephone and Data Systems (TDS Capital), which was upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of TDS' wireless telephone business.

Growing biz lines = opportunities

Because they were cheap relative to their historic value, we've been adding more utility common stocks to the Fund's portfolio. We continued to place an emphasis on utilities pursuing high-growth fiber-optic and broadband businesses as a way to boost their earnings. Examples include NSTAR, Montana Power, Potomac Electric Power and Kansas City Power & Light. We also favored Alliant Energy Corp., due to its large holdings in a competitive local exchange carrier, which has been grabbing small company phone business away from bigger competitors. We also occasionally looked for utility stocks that offered the potential for strong returns resulting from being taken over or merging.

Outlook

We believe that the Federal Reserve may be nearing the end of its tightening activities. That viewpoint is based on the fact that we're beginning to see growing evidence that the economy is slowing. New-home sales have leveled off, existing-home sales have declined, auto sales have flattened and employment growth recently slowed. To the extent that investors recognize the value that preferred stocks now offer, preferreds will benefit.

         As for utility common stocks, we're optimistic. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may continue to find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"...the Federal Reserve may be nearing the end of its tightening activities."

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on July 31, 2000. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
July 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $114,583,798).......................   $104,844,862
  Common stocks (cost - $59,874,945) ..........................     60,045,326
  Short-term investments (cost - $377,000) ....................        377,000
                                                                --------------
                                                                   165,267,188
 Dividends receivable .........................................        603,640
 Other assets .................................................         47,237
                                                                --------------
                               Total Assets ...................    165,918,065
                               -----------------------------------------------
Liabilities:
 Due to Custodian .............................................         15,790
 DARTS dividend payable - Note A ..............................            119
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................        133,961
  Accounts payable and accrued expenses .......................        124,144
                                                                --------------
                               Total Liabilities ..............        274,014
                               -----------------------------------------------
Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares (DARTS) - Without par value, unlimited
  number of shares of beneficial interest authorized,
  600 shares issued, liquidation preference of
  $100,000 per share - Note A .................................     60,000,000
                                                                --------------
 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  8,344,700 shares issued and outstanding .....................    113,719,933
 Accumulated net realized gain on investments .................        775,410
 Net unrealized depreciation of investments ...................     (9,568,555)
 Undistributed net investment income ..........................        717,263
                                                                --------------
                               Net Assets applicable to
                               Common Shares ($12.66 per
                               share based on 8,344,700
                               shares outstanding) ............    105,644,051
                                                                --------------
                               Net Assets .....................   $165,644,051
                               ===============================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended July 31, 2000
--------------------------------------------------------------------------------
Investment Income:
 Dividends ....................................................    $12,196,792
 Interest .....................................................        203,539
                                                                --------------
                                                                    12,400,331
                                                                --------------
 Expenses:
  Investment management fee - Note B ..........................      1,339,462
  Administration fee - Note B .................................        251,149
  DARTS and auction fees ......................................        170,851
  Federal excise tax ..........................................         80,749
  Auditing fee ................................................         61,551
  Custodian fee ...............................................         55,527
  Printing ....................................................         40,094
  Transfer agent fee ..........................................         25,629
  Miscellaneous ...............................................         20,972
  Trustees' fees ..............................................          8,097
  Legal fees ..................................................          3,040
                                                                --------------
                               Total Expenses .................      2,057,121
                               -----------------------------------------------
                               Net Investment Income ..........     10,343,210
                               -----------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ........................      1,530,861
 Change in net unrealized appreciation/depreciation
  of investments ..............................................    (12,438,622)
                                                                --------------
                               Net Realized and Unrealized
                               Loss on Investments ............    (10,907,761)
                               -----------------------------------------------
                               Net Decrease in Net Assets
                               Resulting from Operations ......       (564,551)
                               ===============================================
                               Distribution to DARTS ..........     (2,620,387)
                               -----------------------------------------------
                               Net Decrease in Net Assets
                               Applicable to Common
                               Shareholders Resulting from
                               Operations Less DARTS
                               Distributions ..................    ($3,184,938)
                               ===============================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                       YEAR ENDED JULY 31,
                                                                                                -------------------------------
                                                                                                     1999              2000
                                                                                                -------------     -------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income.........................................................................   $10,003,265      $10,343,210
 Net realized gain on investments sold ........................................................       595,625        1,530,861
 Change in net unrealized appreciation/depreciation of investments ............................    (8,817,817)     (12,438,622)
                                                                                                -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............................     1,781,073         (564,551)
                                                                                                -------------    -------------
Distributions to Shareholders:
 DARTS ($3,972 and $4,367 per share, respectively) - Note A ...................................    (2,383,285)      (2,620,387)
 Common Shares - Note A
  Dividends from accumulated net investment income ($1.0434 and
   $0.9720 per share, respectively) ...........................................................    (8,706,985)      (8,110,283)
                                                                                                -------------    -------------
   Total Distributions to Shareholders ........................................................   (11,090,270)     (10,730,670)
                                                                                                -------------    -------------
Net Assets:
 Beginning of period ..........................................................................   186,248,469      176,939,272
                                                                                                -------------    -------------
 End of period (including undistributed net investment income
  of $1,023,572 and $717,263, respectively) ...................................................  $176,939,272     $165,644,051
                                                                                                =============    =============


Analysis of Common Shareholder Transactions:

                                                                                        YEAR ENDED JULY 31,
                                                                      ----------------------------------------------------------
                                                                                1999                           2000
                                                                      -------------------------    -----------------------------
                                                                       SHARES          AMOUNT         SHARES           AMOUNT


 Beginning of period ..............................................   8,344,700     $113,816,397    8,344,700     $113,802,243
 Reclassification of net realized long-term gains retained on investments sold
  (net of federal income taxes of $48,460 and none, respectively) .       -               89,997        -                -
 Reclassification of capital accounts - Note D ....................       -             (104,151)       -              (82,310)
                                                                   ------------    -------------  -----------   --------------
 End of period ....................................................   8,344,700     $113,802,243    8,344,700     $113,719,933
                                                                   ============    =============  ===========   ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of capital accounts and the number of Common Shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       7

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED JULY 31,
                                                                         -----------------------------------------------------------
                                                                            1996       1997         1998         1999        2000
                                                                         ---------   ---------    ---------    ---------   ---------

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..................................   $13.04     $13.26       $14.33       $15.13      $14.01
                                                                         --------   --------     --------     --------    --------
 Net Investment Income .................................................     1.43       1.41(1)      1.30(1)      1.20(1)     1.24
 Net Realized and Unrealized Gain (Loss) on Investments ................     0.15       1.01         0.85        (0.99)      (1.31)
                                                                         --------   --------     --------     --------    --------
  Total from Investment Operations .....................................     1.58       2.42         2.15         0.21       (0.07)
                                                                         --------   --------     --------     --------    --------
 Less Distributions:
  Dividends to DARTS Shareholders ......................................    (0.31)     (0.30)       (0.30)       (0.29)      (0.31)
  Dividends from Accumulated Net Investment Income to
   Common Shareholders .................................................    (1.05)     (1.05)       (1.05)       (1.04)      (0.97)
                                                                         --------   --------     --------     --------    --------
   Total Distributions .................................................    (1.36)     (1.35)       (1.35)       (1.33)      (1.28)
                                                                         --------   --------     --------     --------    --------
 Net Asset Value, End of Period ........................................   $13.26     $14.33       $15.13       $14.01      $12.66
                                                                         =======    ========     ========     ========    ========
 Per Share Market Value, End of Period .................................  $12.375    $12.938      $13.188      $11.188     $11.188
 Total Investment Return at Market Value (6) ...........................    9.65%     13.53%       10.30%       (8.02%)      9.51%

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period (000s omitted) .. $110,651   $119,552     $126,248     $116,939    $105,644
 Ratio of Expenses to Average Net Assets (2) ...........................    1.95%      1.93%        1.85%        1.85%       1.91%
 Ratio of Net Investment Income to Average Net Assets (3) ..............   10.60%     10.14%        8.72%        8.09%       9.63%
 Portfolio Turnover Rate ...............................................      38%        28%          43%          38%         24%

Senior Securities
 Total DARTS Outstanding (000s omitted) ................................  $60,000    $60,000      $60,000      $60,000     $60,000
 Asset Coverage per Unit (4) ........................................... $283,164   $295,948     $310,691     $296,112    $273,324
 Involuntary Liquidation Preference per Unit (5) ....................... $100,000   $100,000     $100,000     $100,000    $100,000
 Approximate Market Value per Unit (5) ................................. $100,000   $100,000     $100,000     $100,000    $100,000


(1) Based on the average of the shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.27%, 1.25%, 1.25% and 1.23%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.91%, 6.69%, 5.86%, 5.45% and 6.18%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(5) Plus accumulated and unpaid dividends.
(6) Assumes dividend reinvestment.


The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed since the end of the previous period. It also shows the total investment return for the period based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


Schedule of Investments
July 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on July 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

PREFERRED STOCKS
Agricultural Operations (1.98%)
 Ocean Spray Cranberries, Inc.,
  6.25%  (R) ................................        45,000         $3,285,000
                                                                    ----------
Automobile/Trucks (1.74%)
 General Motors Corp., 9.12%,
 Depositary Shares, Ser G ...................       113,414          2,877,880
                                                                    ----------
Banks - Foreign (3.84%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia) ............       154,900          4,017,719
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% (Spain) ...........        91,200          2,337,000
                                                                    ----------
                                                                     6,354,719
                                                                    ----------
Banks - United States (10.31%)
 ABN AMRO North America, Inc.,
  6.59%, Ser H  (R) .........................         2,000          1,817,500
 ABN AMRO North America, Inc.,
  8.75%, Ser A  (R) .........................           540            561,600
 Chase Manhattan Corp., 10.84%, Ser C .......       179,700          5,031,600
 FleetBoston Financial Corp., 6.75%,
  Depositary Shares, Ser IV .................        80,000          3,760,000
 HSBC USA, Inc., $2.8575 ....................        72,000          2,961,000
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ..................        60,000          2,940,000
                                                                    ----------
                                                                    17,071,700
                                                                    ----------
Broker Services (13.44%)
 Bear Stearns Cos., Inc., 5.72%, Ser F ......        46,000          1,788,250
 Bear Stearns Cos., Inc., 5.49%, Ser G ......       103,500          3,726,000
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ..................       144,950          5,653,050


                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Broker Services (continued)
 Lehman Brothers Holdings, Inc.,
  5.94%, Ser C ..............................        31,100         $1,337,300
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ..................       168,000          4,861,500
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .........................       100,000          4,900,000
                                                                    ----------
                                                                    22,266,100
                                                                    ----------
Conglomerates (0.79%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..........................        51,000          1,306,875
                                                                    ----------
Equipment Leasing (2.45%)
 AMERCO, 8.50%, Ser A .......................       162,000          4,050,000
                                                                    ----------
Finance (8.14%)
 Citigroup, Inc., 6.231%, Depositary Shares,
  Ser H .....................................        85,200          3,876,600
 Citigroup, Inc., 8.40%, Depositary Shares,
  Ser K .....................................       191,000          4,894,375
 SLM Holding Corp., 6.97%, Ser A ............       100,000          4,712,500
                                                                    ----------
                                                                    13,483,475
                                                                    ----------
Media (1.33%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) ............................        99,600          2,203,650
                                                                    ----------
Oil & Gas (3.34%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .........................         5,000            375,000
 Apache Corp., 5.68%, Depositary Shares,
  Ser B .....................................        11,300            841,850
 Devon Energy Corp., 6.49%, Ser A ...........        50,000          4,309,500
                                                                    ----------
                                                                     5,526,350
                                                                    ----------
Utilities (15.94%)
 Alabama Power Co., 5.20% ...................       210,000          4,095,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ..................................        10,000            954,500
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .....................................       146,000          7,373,000
 Entergy London Capital, L.P., 8.625%,
  Ser A .....................................        67,500          1,611,563
 FPC Capital I, 7.10%, Ser A ................        80,400          1,693,425
 Pacific Enterprises, $4.50 .................        19,750          1,273,875



                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund

                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Utilities (continued)
 PSI Energy, Inc., 6.875% ...................        42,500         $3,931,250
 Public Service Electric & Gas Co.,
  6.92% .....................................         7,000            644,000
 South Carolina Electric & Gas Co.,
  6.52% .....................................        25,000          2,261,250
 TDS Capital Trust II, 8.04% ................       118,000          2,581,250
                                                                    ----------
                                                                    26,419,113
                                                                    ----------
                       TOTAL PREFERRED STOCKS
                          (Cost $114,583,798)       (63.30%)       104,844,862
                                                   --------        -----------
COMMON STOCKS
Utilities (36.24%)
 Alliant Energy Corp. .......................       127,420          3,352,739
 Ameren Corp. ...............................        20,000            723,750
 CH Energy Group, Inc. ......................       107,300          3,500,663
 CMP Group, Inc. ............................        70,000          2,038,750
 Consolidated Edison, Inc. ..................        56,000          1,697,500
 Dominion Resources, Inc. ...................        47,500          2,158,281
 DTE Energy Co. .............................       111,900          3,510,863
 Duke Energy Corp. ..........................        25,000          1,542,188
 Eastern Enterprises ........................        58,200          3,644,775
 Energy East Corp. ..........................       100,000          1,887,500
 Florida Progress Corp. .....................        35,000          1,715,000
 Kansas City Power & Light Co. ..............       119,000          2,841,125
 KeySpan Corp. ..............................        59,000          1,873,250
 LG&E Energy Corp. ..........................       119,500          2,897,875
 Montana Power Co. ..........................        30,000            868,125
 Northern States Power Co. ..................        40,000            882,500
 NSTAR ......................................        76,000          3,078,000
 OGE Energy Corp. ...........................       120,000          2,280,000
 Potomac Electric Power Co. .................       149,000          3,678,436
 Puget Sound Energy, Inc. ...................       112,800          2,559,150
 Reliant Energy, Inc. .......................        69,600          2,331,600
 Sempra Energy ..............................        33,000            618,750
 Sierra Pacific Resources ...................       254,000          3,587,750
 TECO Energy, Inc. ..........................       138,700          3,042,731
 UtiliCorp United, Inc. .....................        30,000            639,375
 Western Resources, Inc. ....................        80,400          1,271,325
 WPS Resources Corp. ........................        60,400          1,823,325
                                                                    ----------
                          TOTAL COMMON STOCKS
                           (Cost $59,874,945)       (36.24%)        60,045,326
                                                   --------         ----------

                                     INTEREST      PAR VALUE          MARKET
ISSUER, DESCRIPTION                    RATE      (000s OMITTED)       VALUE
-------------------                  --------    --------------       ------

SHORT-TERM INVESTMENTS
Commercial Paper (0.23%)
 Chevron USA, Inc.,
  08-01-00 .........................    6.48%          $377           $377,000
                                                                  ------------
                 TOTAL SHORT-TERM INVESTMENTS        (0.23%)           377,000
                                                  ---------       ------------
                            TOTAL INVESTMENTS       (99.77%)       165,267,188
                                                  ---------       ------------
            OTHER ASSETS AND LIABILITIES, NET        (0.23%)           376,863
                                                  ---------       ------------
                             TOTAL NET ASSETS      (100.00%)      $165,644,051
                                                  =========       ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,664,100 or 3.42% of net assets as of July 31, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Global Dividend Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $212,687 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (August 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 2000, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.85% to 4.89% during the year ended July 31, 2000.

         The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Global Dividend Fund


investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

         In addition, the Adviser had a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnished the Adviser with international portfolio management assistance. The Adviser paid the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets. The Sub-Advisory contract was terminated effective March 1, 2000.

         The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended July 31, 2000, aggregated $53,510,857 and $38,848,648, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended July 31, 2000.

         The cost of investments owned at July 31, 2000 (including short-term investments) for federal income tax purposes was $175,155,468. Gross unrealized appreciation and depreciation of investments aggregated $3,941,745 and $13,830,025, respectively, resulting in net unrealized depreciation of $9,888,280.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended July 31, 2000, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $81,151, an increase in accumulated net realized gain on investments of $1,159 and a decrease in capital paid-in of $82,310. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Global Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund") as of July 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1999 and 2000 and the financial highlights for each of the years in the four-year period ended July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1996 were audited by other auditors whose report, dated September 6, 1996, expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at July 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 25, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended July 31, 2000.

         All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 92.94% qualified for the dividends-received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

         The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Patriot Global Dividend Fund (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                             WITHHELD
                            FOR              AUTHORITY
                            ---              ---------
Maureen R. Ford          7,399,809            257,208
Charles L. Ladner        7,400,599            256,418

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 544 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2000, with the votes tabulated as follows: 7,542,563 FOR, 70,471 AGAINST and 44,527 ABSTAINING.

================================================================================

                                                              ------------------
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